     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                               FILE NO. 33-91476
                                                               FILE NO. 811-9032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                                ---------------

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933       /X/

                         POST-EFFECTIVE AMENDMENT NO. 3


                                      AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940   /X/

                                AMENDMENT NO. 4

                            ------------------------

                           STI CLASSIC VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         C/O THE CT CORPORATION SYSTEM
                                2 Oliver Street
                          Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)


       Registrant's Telephone Number, including Area Code (610) 676-1000


                                  DAVID G. LEE

                          C/O SEI INVESTMENTS COMPANY


                            OAKS, PENNSYLVANIA 19456

                    (Name and Address of Agent for Service)

                                   COPIES TO:

          RICHARD W. GRANT, ESQUIRE                     JOHN H. GRADY, JR., ESQUIRE
         MORGAN, LEWIS & BOCKIUS LLP                    MORGAN, LEWIS & BOCKIUS LLP
            2000 ONE LOGAN SQUARE                           1800 M STREET, N.W.
      PHILADELPHIA, PENNSYLVANIA 19103                    WASHINGTON, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)


    X      immediately upon filing pursuant to paragraph (b)
---------
---------  on             pursuant to paragraph (b)
---------  60 days after filing pursuant to paragraph (a)
---------  on [date] pursuant to paragraph (a); or
---------  75 days after filing pursuant to paragraph (a) of Rule 485



PURSUANT TO THE PROVISIONS OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AN INDEFINITE NUMBER OF UNITS OF BENEFICIAL INTEREST IS BEING REGISTERED BY THIS REGISTRATION STATEMENT. REGISTRANT'S RULE 24F-2 NOTICE FOR FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 27, 1997.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           STI CLASSIC VARIABLE TRUST
                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                       LOCATION
--------------------------------------------------  ----------------------------------------
PART A
Item 1.   Cover Page..............................  Cover Page
Item 2.   Synopsis................................  Summary
Item 3.   Condensed Financial Information.........  *
Item 4.   General Description of Registrant.......  The Trust; Investment Objective;
                                                    Investment Policies and Strategies;
                                                    General Investment Policies and
                                                    Strategies; Investment Risks;
                                                    Description of Permitted Investments;
                                                    Investment Limitations; STI Classic
                                                    Variable Trust Information
Item 5.   Management of the Trust.................  Board of Trustees; Investment Advisor;
                                                    Portfolio Manager; Administration;
                                                    Distribution
Item 5A.  Management Discussion of Firm
           Performance............................  *
Item 6.   Capital Stock and Other Securities......  Other Information -- Voting Rights;
                                                    Other Information -- Shareholder
                                                    Inquiries; Performance Information;
                                                    Dividends and Distributions; Tax
                                                    Information
Item 7.   Purchase of Securities Being Offered....  Purchase and Redemption of Fund Shares;
                                                    Net Asset Value
Item 8.   Redemption or Repurchase................  Purchase and Redemption of Fund Shares;
                                                    Net Asset Value
Item 9.   Pending Legal Proceedings...............  *

PART B
Item 10.  Cover Page..............................  Cover Page
Item 11.  Table of Contents.......................  Table of Contents
Item 12.  General Information and History.........  The Trust
Item 13.  Investment Objectives and Policies......  Description of Permitted Investments;
                                                    Investment Limitations; Description of
                                                    Shares
Item 14.  Management of the Registrant............  Directors and Officers of the Trust; The
                                                    Administrator
Item 15.  Control Persons and Principal Holders of
           Securities.............................  Directors and Officers of the Trust
Item 16.  Investment Advisory and Other
           Services...............................  Investment Advisor; The Administrator;
                                                    The Distributor
Item 17.  Brokerage Allocation....................  Fund Transactions; Trading Practices and
                                                    Brokerage
Item 18.  Capital Stock and Other Securities......  Description of Shares
Item 19.  Purchase, Redemption, and Pricing of
           Securities Being Offered...............  Purchase and Redemption of Shares;
                                                    Determination of Net Asset Value
Item 20.  Tax Status..............................  Taxes
Item 21.  Underwriters............................  The Distributor
Item 22.  Calculation of Yield Quotations.........  Computation of Yield; Computation of
                                                    Total Return
Item 23.  Financial Statements....................  *


PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* Not Applicable

                           STI CLASSIC VARIABLE TRUST


                           INVESTMENT GRADE BOND FUND
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              MID-CAP EQUITY FUND
                           INTERNATIONAL EQUITY FUND


                        INVESTMENT ADVISOR TO THE FUNDS:
                          STI CAPITAL MANAGEMENT, N.A.

The STI Classic Variable Trust (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios. This Prospectus sets forth concisely the information about the shares of the above-referenced Funds (each a "Fund" and, collectively, the "Funds"). The Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contracts") issued by various life insurance companies ("Insurers").


A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing to the Trust at Oaks, Pennsylvania 19456, or by calling 1-800-453-6038. The Statement of Additional Information is incorporated into this Prospectus by reference.


The purchaser of a Contract should read this Prospectus in conjunction with the prospectus for his or her Contract.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISOR OR ANY OF ITS AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


APRIL 30, 1997

2

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Trust's Statement of Additional Information relating to the Funds incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or SEI Financial Services Company (the "Distributor"). This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


Throughout this Prospectus, the Investment Grade Bond Fund, which invests primarily in bonds and other fixed income instruments, may be referred to as the "Bond Fund" and the Capital Growth, Value Income Stock, Mid-Cap Equity and International Equity Funds may be referred to as the "Equity Funds."


                               TABLE OF CONTENTS


Expense Summary...........................................................     3
The Trust.................................................................     5
Funds and Investment Objectives...........................................     5
Investment Policies and Strategies........................................     5
General Investment Policies and
  Strategies..............................................................     8
Investment Risks..........................................................     9
Investment Limitations....................................................    11
Performance Information...................................................    11
Purchase and Redemption of Fund
  Shares..................................................................    11
Net Asset Value...........................................................    12
Dividends and Distributions...............................................    12
Tax Information...........................................................    12
STI Classic Variable Trust Information....................................    13
The Trust.................................................................    13
Board of Trustees.........................................................    13
Investment Advisor........................................................    13
Portfolio Managers........................................................    14
Banking Laws..............................................................    15
Distribution..............................................................    15
Administration............................................................    15
Transfer Agent and Dividend Disbursing Agent..............................    15
Custodians................................................................    16
Legal Counsel.............................................................    16
Independent Public Accountants............................................    16
Other Information.........................................................    16
Voting Rights.............................................................    16
Reporting.................................................................    16
Shareholder Inquiries.....................................................    16
Description of Permitted Investments......................................    16
Appendix..................................................................   A-1
Addresses.................................................................   A-3

3

EXPENSE SUMMARY

Below is a summary of the estimated annual operating expenses for each Fund. Actual expenses may vary.

                 FUND EXPENSES (AS A PERCENTAGE OF FUND ASSETS)
              (NET OF VOLUNTARY REDUCTIONS AND REIMBURSEMENTS)(1)


                                                            OTHER      TOTAL FUND OPERATING
PORTFOLIO                                 ADVISORY FEES    EXPENSES          EXPENSES
----------------------------------------  -------------  ------------  ---------------------
Investment Grade Bond...................         0.0%           .75%              .75%
Capital Growth..........................         0.0%          1.15%             1.15%
Value Income Stock......................         0.0%           .95%              .95%
Mid-Cap Equity..........................         0.0%          1.15%             1.15%
International Equity....................         0.0%          1.60%             1.60%


------------

(1) Absent voluntary reductions and reimbursements, advisory fees, other expenses and total operating expenses expressed as a percentage of average net assets of each Fund would be: Investment Grade Bond Fund -- .74%, 2.04% and 2.78%; Capital Growth Fund -- 1.15%, 1.28% and 2.43%; Value Income Stock Fund -- .80%, 1.15% and 1.95%; and Mid-Cap Equity Fund -- 1.15%, 1.64% and
    2.79%; and International Equity Fund -- 1.25%, 2.35% and 3.60%.


EXAMPLE

An investor would pay  the following expenses on  a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:


PORTFOLIO                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------  -----------  -----------  -----------  -----------
Investment Grade Bond...................   $       8    $      24    $      42    $      93
Capital Growth..........................   $      12    $      37    $      63    $     140
Value Income Stock......................   $      10    $      30    $      53    $     117
Mid-Cap Equity..........................   $      12    $      37    $      63    $     140
International Equity....................   $      16    $      50           --           --


THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUNDS AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust.

4

FINANCIAL HIGHLIGHTS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the Report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available upon request and without charge by calling 1-800-453-6038.



For a Share Outstanding Throughout Each Period Ended December 31


                                                       NET REALIZED
                              NET ASSET                    AND        DISTRIBUTIONS
                                VALUE        NET        UNREALIZED      FROM NET      DISTRIBUTIONS   NET ASSET
                              BEGINNING   INVESTMENT     GAINS ON      INVESTMENT     FROM REALIZED   VALUE END   TOTAL
                              OF PERIOD     INCOME     INVESTMENTS       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
                              ---------   ----------   ------------   -------------   -------------   ---------   ------
VALUE INCOME STOCK FUND
  1996......................    $10.67        $0.23          $1.74    $      (0.23)   $    --           $12.41    18.64%
  1995 (1)..................    $10.00        $0.06          $0.67    $      (0.06)   $    --           $10.67     7.31%*
MID-CAP EQUITY FUND(A)
  1996......................    $10.27        $0.06          $1.59    $      (0.06)   $    --           $11.86    16.05%
  1995 (1)..................    $10.00        $0.05          $0.27    $      (0.05)   $    --           $10.27     3.19%*
CAPITAL GROWTH FUND
  1996......................    $10.66        $0.12          $2.40    $      (0.12)   $    --           $13.06    23.75%
  1995 (1)..................    $10.00        $0.04          $0.66    $      (0.04)   $    --           $10.66     6.96%*
INVESTMENT GRADE BOND FUND
  1996......................    $10.25        $0.54         $(0.33)   $      (0.54)   $    --         $      9.92  2.29%
  1995 (1)..................    $10.00        $0.13          $0.25    $      (0.13)   $    --           $10.25     3.68%*
INTERNATIONAL EQUITY FUND

  1996(2)...................    $10.00        $0.01          $0.16    $      (0.01)   $    --           $10.16     1.70%*

                                                                                                RATIO OF NET
                                                                                              INVESTMENT INCOME
                                                           RATIO OF NET   RATIO OF EXPENES    (LOSS) TO AVERGE
                                              RATIO OF      INVESTMENT     TO AVERAGE NET        NET ASSETS
                               NET ASSETS    EXPENSES TO    INCOME TO     ASSETS (EXCLUDING      (EXCLUDING       PORTFOLIO
                                 END OF      AVERAGE NET   AVERAGE NET       WAIVERS AND         WAIVERS AND      TURNOVER
                              PERIOD (000)     ASSETS         ASSETS       REIMBURSEMENTS)     REIMBURSMENTS)       RATE
                              ------------   -----------   ------------   -----------------   -----------------   ---------

VALUE INCOME STOCK FUND
  1996......................  $    31,216          0.95%          2.45%               1.95%               1.45%         79.80%
  1995 (1)..................  $     4,015          0.95%          2.98%               5.72%              (1.79)%         7.17%

MID-CAP EQUITY FUND(A)
  1996......................  $    14,294          1.15%          0.58%               2.79%              (1.06)%       139.60%
  1995 (1)..................  $     3,409          1.15%          2.22%               6.34%              (2.97)%        13.29%

CAPITAL GROWTH FUND
  1996......................  $    25,189          1.15%          1.15%               2.43%              (0.13)%       148.48%
  1995 (1)..................  $     3,778          1.15%          1.69%               6.18%              (3.34)%         8.05%

INVESTMENT GRADE BOND FUND
  1996......................  $     8,039          0.75%          5.54%               2.78%               3.51%        303.30%
  1995 (1)..................  $     3,115          0.75%          5.04%               6.05%              (0.26)%       108.55%

INTERNATIONAL EQUITY FUND
  1996(2)...................  $       995          1.60%          1.83%              31.39%             (27.96)%        --%


                               AVERAGE
                              COMMISSION
                               RATE(3)
                              ---------

VALUE INCOME STOCK FUND
  1996......................  $      0.054
  1995 (1)..................     N/A

MID-CAP EQUITY FUND(A)
  1996......................  $      0.053
  1995 (1)..................     N/A

CAPITAL GROWTH FUND
  1996......................  $      0.053
  1995 (1)..................     N/A

INVESTMENT GRADE BOND FUND
  1996......................     N/A
  1995 (1)..................     N/A

INTERNATIONAL EQUITY FUND
  1996(2)...................  $      0.062



(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.


(2) Commenced operations on November 7, 1996. All ratios for the period have been annualized.


(3)Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


  * Returns are for the period indicated and have not been annualized.


(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.


Amounts designated as "--" are either zero or rounded to zero.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

5

THE TRUST

STI CLASSIC VARIABLE TRUST (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. The Trust is intended exclusively as an investment vehicle for variable annuity or variable life insurance contracts offered by the separate accounts of various insurance companies. Each share of each Fund represents an undivided, proportionate interest in that Fund.

FUNDS AND INVESTMENT OBJECTIVES

BOND FUND:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

EQUITY FUNDS:

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in the Advisor's opinion are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.


THE MID-CAP EQUITY FUND seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-size companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.



THE INTERNATIONAL EQUITY FUND seeks to provide long term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.


There can be no assurance that a Fund will achieve its investment objective. The investment objectives of each Fund are nonfundamental and may be changed without investor approval.

INVESTMENT POLICIES AND STRATEGIES

INVESTMENT GRADE BOND FUND


The Investment Grade Bond Fund will invest exclusively in investment grade obligations rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations of supranational entities and sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated below the fourth highest rating category by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase (see "Investment Risks -- High Yield, Lower Rated Bonds").

6

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government or its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, medium term notes, putable securities and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options transactions.


Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage-related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.



The Fund's portfolio turnover rate for the fiscal year ended December 31, 1996 was 303%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate were lower.


CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. In selecting securities for the Fund, the Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income is incidental to growth of capital. The Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of the Capital Growth Fund will be invested in common stocks.


All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), pay-in-kind securities and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO or unrated securities of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). In addition, the Fund may invest up to 10% of its assets in restricted securities and may purchase securities on a when-issued basis.



The Fund's turnover rate for the fiscal year ended December 31, 1996 was 148%. This rate of turnover will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate were lower.


VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary objective of the Fund will be capital appreciation.

7


The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities, preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (i.e., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO or unrated securities of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). The Fund may also invest in futures and options and may purchase securities on a when-issued basis.


The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million or more, that the Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Advisor believes they are undervalued.


MID-CAP EQUITY FUND



The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies, (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a matter of non-fundamental policy, the Fund will invest at least 65% of its assets in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.



Most of the common stocks in which the Fund invests are traded on registered exchanges or in the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ), securities issued by mutual funds, repurchase agreements, warrants and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated in at least the sixth highest rating category by an NRSRO, provided that this requirement shall not apply to the Fund's purchase of bonds issued by the government of Canada or by various supranational entities, and provided further that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO (see "Investment Risks -- High Yield, Lower Rated Bonds"). The Fund may invest up to 10% of its assets in restricted securities and may purchase securities on a when-issued basis.



The Fund's turnover rate for the fiscal year ended December 31, 1996 was 140%. This rate of turnover, if achieved, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate were lower.



INTERNATIONAL EQUITY FUND



The Fund, under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of common and preferred stocks, warrants, options and securities convertible into common stock.

8


Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or listed on NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs").



The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios exposure to changes in dollar exchange rates.



The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by Standard & Poor's Corporation ("S&P") or below Baa by Moody's Investor Service, Inc. ("Moody's") or securities not rated by S&P or Moody's of comparable quality (see "Investment Risks -- High Yield, Lower Rated Bonds"). When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis, purchase restricted securities and purchase illiquid securities.



The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of its assets situated in that country. The Fund will invest primarily in developed countries (for example Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.



The annual portfolio turnover rate for the Fund is not expected to exceed 100%.


GENERAL INVESTMENT POLICIES AND STRATEGIES


For temporary defensive purposes during periods when the Advisor(s) determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, custodial receipts involving U.S. Treasury obligations, repurchase agreements, certificates of deposit, bankers' acceptances, and time deposits issued by banks or savings and loan associations and commercial paper rated in the highest rating category, and may hold a portion of its assets in cash. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.


In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

9

Each Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. No Fund may purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at a price approximating its carrying value.

The Equity Funds may invest in money market instruments for liquidity purposes.

Each Fund intends to comply in all material respects with current insurance laws and regulations applicable to separate accounts investing in the Fund. This operating policy is nonfundamental and can be changed by the Trustees at any time.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
ZERO COUPON OBLIGATIONS


Zero  coupon obligations  are sold  at original issue  discount and  do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to investors, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the Advisor would not have chosen to sell such obligations or securities and which only result in a taxable gain or loss.



FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS



Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's investors. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.



By entering into forward foreign currency contracts, the International Equity Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, also, they tend to limit any potential gain which might result should the value of such currency increase.

10


The International Equity Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


EQUITY SECURITIES


Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security.

FIXED INCOME SECURITIES


The market value of a Fund's fixed income investments (i.e., bonds, debt instruments, debentures) will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's portfolio securities are not likely to affect cash income derived from these securities but will affect the Fund's net asset value.



Securities rated BBB by S&P or Baa by Moody's (the lowest respective ratings of investment grade bonds) are deemed to have speculative characteristics.


Guarantees of a Fund's portfolio securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

HIGH YIELD, LOWER RATED BONDS

A Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (rated in one of the four highest rating categories by an NRSRO) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of credit quality and the outlook

11
for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:


    1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.


    2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, including any sales charge imposed, for designated time periods (including but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE AND REDEMPTION OF FUND SHARES


Shares of each Fund cannot be purchased directly, but only through a Contract offered through an insurance company separate account. Please refer to the prospectus for the Contract for information on how to make

12
investments and redemptions. Shares of the Funds are sold in a continuous offering to separate accounts of insurance companies to fund Contracts.

The separate accounts purchase and redeem Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to the terms of the Contracts, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE


The net asset value of each Fund's Shares is determined at the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time), each business day. Net asset value per share is calculated for purchases and redemptions of Shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of Shares of that Fund outstanding. Values of assets in each Fund's portfolio are determined on the basis of market value or by means of valuation methods approved by the Board of Trustees and described in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income (exclusive of capital gains) are declared on each business day and paid monthly by the Bond Fund. Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by each Equity Fund, except the International Equity Fund. Dividends for the International Equity Fund are declared and paid annually by the Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the accrued market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.


The net asset value of Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Shares of the same Fund.

TAX INFORMATION

For more information about the tax consequences of an investment in a Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.

Each Fund intends to qualify separately each year as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. The requirements for qualification may cause a Fund to restrict the extent of its short-term trading or its transactions in options or futures contracts.

As a RIC, each Fund will not be subject to federal income tax on its net investment income and net realized capital gains which are timely distributed to its insurance company shareholders. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders. Very generally, an insurance company which is a shareholder of a Fund will determine its federal income tax liability with respect to distributions from that Fund pursuant to the special rules of Subchapter L of the Code.

13

Although the Trust intends that it and the Funds will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund or Funds incurring such liability will be adversely affected. In addition, Funds investing in foreign securities may be subject to foreign taxes. These taxes would reduce the investment performance of such Funds.


Each Fund intends  to comply  with the diversification  requirements imposed  by
Section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M of the Code and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Failure of a Fund to satisfy the Section 817(h) requirements could result in adverse tax consequences to the Insurers and Owners of Contracts. Federal income taxation of Owners of Contracts is discussed in Federal Tax Matters.



Certain additional tax information appears in the Statement of Additional Information.


STI CLASSIC VARIABLE TRUST INFORMATION
THE TRUST

The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for Shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust's Board of Trustees will monitor potential conflicts between variable life insurance policies and variable annuity contracts or among insurance company shareholders and will determine what, if any, action should be taken to resolve any conflicts. Such action could include the redemption of shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. In such circumstances, the Trustees of the Trust were to conclude that separate funds should be established for variable life and variable annuity separate accounts, variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale resulting from a larger combined fund. The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the Shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISOR


STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Funds. As of December 31, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11.5 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

14


The Advisor is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $52.5 billion as of December 31, 1996. SunTrust ranks among the twenty five largest U.S. banking companies. Its three principal subsidiaries--operating in Florida, Georgia, and Tennessee--provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $53.4 billion as of December 31, 1996.


The Trust and the Advisor have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds it advises and continuously reviews, supervises and administers its Funds' investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC VARIABLE TRUST FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC VARIABLE TRUST FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisor may execute brokerage or other agency transactions through affiliates of the Advisor.


For the services provided and expenses incurred pursuant to the Advisory Agreement, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .74%, 1.15%, .80%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund and International Equity Fund, respectively. For the period since inception to the fiscal year end, the Trust paid no advisory fees.



From time to time, the Advisor may voluntarily waive advisory fees payable by a Fund. Currently, the Advisor has agreed to voluntary reductions in its fees at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.


PORTFOLIO MANAGERS


Mr. L. Earl Denney has been responsible for the day-to-day management of the Investment Grade Bond Fund since its inception. Mr. Denney has served as Managing Director of STI Capital since 1983.


Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth Fund since its inception. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1980.


Mr. Mills Riddick has been responsible for the day-to-day management of the Value Income Stock Fund since its inception. Mr. Riddick has served as Managing Director of STI Capital from 1989.



Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since October 1, 1996. Mr. Perny has served as Managing Director of STI Capital since 1992 and has served as a portfolio manager with STI Capital since 1982.



Mr. Ned Dau has been responsible for the day-to-day management of the International Equity Fund since May 1, 1997. Prior to joining STI Capital, he was an international equity analyst for American Express Financial Advisors from 1995 to 1997 and the Principal Financial Group from 1992 to 1995.

15

BANKING LAWS


Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisor believes that each may perform the services for the STI Classic Variable Trust contemplated by their agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for the STI Classic Variable Trust. If the Advisor was prohibited from providing services to the STI Classic Variable Trust, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to investor approval.


If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisor, or its affiliates, would consider the possibility of offering to perform additional services for the STI Classic Variable Trust. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor, or such affiliates, might offer to provide such services.

DISTRIBUTION


SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI") distributes the Funds' Shares to the separate accounts, which purchase and redeem these shares at net asset value without sales or redemption charges.


The Trust reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Trust to accept such order.


With respect to each of the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.


ADMINISTRATION


SEI Fund Resources (the "Administrator"), a wholly-owned subsidiary of SEI, and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel, and facilities.



The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .10% of the Trust's average aggregate daily net assets on the first $1 billion, .07% of the assets in excess of $1 billion but less than $5 billion, .05% of the assets in excess of $5 billion but less than $8 billion, .045% of the assets in excess of $8 billion but less than $10 billion, and .04% of the assets in excess of $10 billion. From time to time, the Administrator may voluntarily waive all or a portion of the administration fee payable with respect to the Trust.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

16


CUSTODIANS



SunTrust Bank,  Park  Place,  P.O.  Box  105504,  Atlanta,  Georgia,  serves  as
Custodian of the assets of each Fund of the Trust except the International Equity Fund. The Bank of New York, One Wall Street, New York, New York serves as Custodian of the assets of the International Equity Fund. The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each Share held entitles the investor of record to one vote. Each Fund will vote separately on matters relating solely to that Fund. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of investors but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by investors at a special meeting called upon written request of investors owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the investors requesting the meeting.

The Insurers have advised the Trust that, whenever an investor vote is taken, the Insurer will give Contract owners and annuitants the opportunity to instruct them how to vote the number of Shares attributable to such Contracts. The Insurers have also stated that they will vote any Shares that they are entitled to vote directly, because of their attributable interests in the Trust, and any Shares attributable to Contracts for which instructions are not received, in the same proportion that Contract owners vote.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to investors of record.

SHAREHOLDER INQUIRIES

Investors may contact the respective Insurers in order to obtain information on account statements, procedures and other related information.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

17

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

18


EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See also "ADRs."



FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.



At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.



A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The

19
mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae securities are supported only by the credit of the instrumentality and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories.
While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.
Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.


REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in
REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and thus is termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market

20
participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

PAY-IN-KIND SECURITIES -- Pay-in-Kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.


RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933 but which may be traded between certain institutional investors including investment companies. The
Trust's   Board  of  Trustees  is  responsible  for  developing  guidelines  and procedures for determining the liquidity of restricted securities, and for monitoring the Advisor's implementation of the guidelines and procedures. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Advisor intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.


SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

21

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. GOVERNMENT SUBSIDIARY CORPORATIONS -- Securities of wholly-owned corporations of the U.S. Government (within the Department of Housing and Urban Development) which are secured by the full faith and credit of the U.S. Government (e.g., GNMA).

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX
I.  BOND RATINGS
*CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-1 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STI CLASSIC VARIABLE TRUST ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISOR

           STI Capital Management, N.A.               P.O. Box 3808
                                                      Orlando, FL 32802

*          DISTRIBUTOR

           SEI Financial Services Company             Oaks, PA 19456

*          ADMINISTRATOR

           SEI Fund Resources                         Oaks, PA 19456

*          TRANSFER AGENT

           Federated Services Company                 Federated Investors Tower
                                                      Pittsburgh, PA 15222-3779

*          CUSTODIANS

           SunTrust Bank, Atlanta                     Park Place
                                                      P.O. Box 105504
                                                      Atlanta, GA 30348

           Bank of New York                           One Wall Street
           (International Equity Fund only)           New York, NY 10286

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP                2000 One Logan Square
                                                      Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP                        1601 Market Street
                                                      Philadelphia, PA 19103

                           STI CLASSIC VARIABLE TRUST
                              Investment Advisor:
                          STI CAPITAL MANAGEMENT, N.A.


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's prospectus dated April 30, 1997. Prospectuses may be obtained through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-453-6038.


                               TABLE OF CONTENTS


The Trust...........................        B-2
Description of Permitted
  Investments.......................        B-2
Investment Limitations..............        B-9
The Investment Advisor..............       B-11
The Distributor.....................       B-12
Trustees and Officers of the
  Trust.............................       B-12
Computation of Yield................       B-14
Calculation of Total Return.........       B-14
Purchase and Redemption of Shares...       B-15
Determination of Net Asset Value....       B-15
Taxes...............................       B-16
Fund Transactions...................       B-17
Trading Practices and Brokerage.....       B-17
Description of Shares...............       B-19
Shareholder Liability...............       B-20
5% and 25% Shareholders.............       B-20
Limitation of Trustees' Liability...       B-21
Experts.............................       B-21
Financial Statements................        F-1



April 30, 1997

THE TRUST


STI CLASSIC VARIABLE TRUST (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate series ("Funds") of units of beneficial interest ("shares"). Each share of each Fund represents an equal proportionate interest in that portfolio. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of various life insurance companies. This Statement of Additional Information relates to the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund (prior to April 30, 1996, the Aggressive Growth Fund) and International Equity Fund. These various series are collectively referred to herein as the "Funds."


DESCRIPTION OF PERMITTED INVESTMENTS

VARIABLE RATE MASTER DEMAND NOTES


The Mid-Cap Equity Fund, Investment Grade Bond Fund and International Equity Fund may invest in variable rate master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for each Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.


STRIPS

Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES


Certain investments of each of the Funds may include U.S. Government Agency Securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury (E.G., GNMA Securities), others are supported by the right of the issuer to borrow from the Treasury (E.G., FHLMC Securities) and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.


MORTGAGE-BACKED SECURITIES


The Investment Grade Bond Fund and International Equity Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and

FHLMC. Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.


The Investment Grade Bond Fund may also invest in privately issued mortgage-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for the Funds, it will be deemed to have a remaining maturity equal to its average life as estimated by the Advisor. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

ASSET-BACKED SECURITIES

In addition to mortgage-backed securities, the Investment Grade Bond Fund may invest in other asset-backed securities rated in one of the two highest rating categories by S&P or Moody's, including company receivables, truck and auto loans, leases, and credit card receivables. The Investment Grade Bond Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

STANDBY COMMITMENTS AND PUTS

The Investment Grade Bond Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Investment Grade Bond Fund to meet redemptions and remain as fully invested as possible in debt securities. The Investment Grade Bond Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Investment Grade Bond Fund would limit its put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any

B-5
time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

OBLIGATIONS OF SUPRANATIONAL AGENCIES


The Investment Grade Bond Fund and the Mid-Cap Equity Fund may purchase obligations of supranational agencies. Currently the Investment Grade Bond Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.


WHEN-ISSUED SECURITIES


Each of the Funds may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on these securities to the purchaser during this period. The payment obligation and the interest rate that will be received on these securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.


Segregated accounts will be established with the Custodian, and the Funds will maintain high quality, liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


SECURITIES LENDING



Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities which consist of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either

B-6
party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Advisor as a broker in these transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES


The Investment Grade Bond Fund, Value Income Stock Fund and International Equity Fund may invest in futures contracts and options on futures. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts and related options only for bona fide hedging purposes.


Regulations of the Commodity Futures Trading Commission applicable to the Funds require that the futures transactions and related options constitute bona fide hedging transactions, except that the International Equity Fund may enter into such transactions, except that the International Equity Fund may enter into such transactions for other than bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of

B-7
adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Funds will minimize the risk that they will be unable to close out a futures contract by entering into futures contracts only if they are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Advisor does not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OPTIONS


The Investment Grade Bond Fund, Value Income Stock Fund and International Equity Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Funds of writing covered calls is that the Funds receive a premium which is additional income. However, if the security rises in value, the Funds may not fully participate in the market appreciation.


During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


FOREIGN INVESTMENTS



Each Fund may invest primarily in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and foreign securities. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. Banks.



By investing in foreign securities, a Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of a Fund that invests in foreign securities, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. Each Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from a Fund's investments in another country's markets.



INVESTMENT COMPANY SHARES



Investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


OTHER INVESTMENTS


The Trust is not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"), the parent company of the Administrator and the Distributor. However, the purchase of shares of the Trust by such banks or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations issued by the Advisor.



Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective.


INVESTMENT LIMITATIONS

The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares.

A Fund may not:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund and the Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.


6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that the Investment Grade Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized obligations and REMICs). However, subject to the permitted investment spectrum, a Fund may purchase marketable securities issued by companies which own or invest in real estate, commodities or commodities contracts, and commodities contracts relating to financial instruments, such as financial futures contracts (except the International Equity Fund) and options on such contracts.


7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.


9. Except for the International Equity Fund, purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.


10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.


No Fund may invest in warrants except that the Value Income Stock, Mid-Cap Equity, Capital Growth and International Equity Funds may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.


No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Fund may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.


No Fund may write or purchase puts, calls, options or combinations thereof, except that the Investment Grade Bond Fund, Value Income Stock Fund and International Equity Fund may write covered call options with respect to any or all parts of their Fund securities, The International Equity Fund may purchase putable securities. Funds may sell options previously purchased and enter into closing transactions with respect to covered call options. The Value Income Fund and Investment Grade Bond Fund may engage in futures transactions and options on futures, subject only to the investment policies described with respect futures contracts and options on futures.


No Fund may invest in securities of issuers which together with predecessors have a record of less than three years continuous operation or equity securities of issuers which are not readily marketable if such investments will exceed 5% of the Fund's total assets.


With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE INVESTMENT ADVISOR

The Trust and STI Capital Management, N.A. (the "Advisor") have entered into an advisory agreement with the Trust (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Advisor but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Advisor and/or the Administrator will bear the amount of such excess. The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.


The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.



For the period from commencement of operations to the fiscal years ended December 31, 1995 and 1996, the Trust paid the following advisory fees:



                                             FEES PAID               FEES WAIVED         FEES REIMBURSED
                                      ------------------------  ---------------------  --------------------
FUND                                     1996         1995         1996       1995       1996       1995
------------------------------------     -----        -----     ----------  ---------  ---------  ---------
Investment Grade Bond Fund..........   $       0    $       0   $   43,428  $   5,158  $  75,378  $  31,786
Capital Growth Fund.................   $       0    $       0   $  139,019  $   8,469  $  15,315  $  28,546
Value Income Stock Fund.............   $       0    $       0   $  117,840  $   6,015  $  29,252  $  29,872
Mid-Cap Equity Fund*................   $       0    $       0   $   93,734  $   8,203  $  39,742  $  28,811
International Equity Fund...........   $       0        *       $      650      *      $  14,878      *


------------

 *  Not in operation.


THE ADMINISTRATOR


The Trust and SEI Fund Resources (the "Administrator") have entered into an Administration Agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.



The Administrator, a Delaware business trust has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-,
Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt
Funds-Registered Trademark-, Santa Barbara Group of Mutual Funds, Inc., 1784 Funds-Registered Trademark-, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments

Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, and Turner Funds.


For the period from commencement of operations to the fiscal year ended December 31, 1995, the Funds paid the following administrative fees:


                                                                 FEES PAID              FEES WAIVED
                                                            --------------------  ------------------------
FUND                                                          1996       1995        1996         1995
----------------------------------------------------------  ---------  ---------     -----        -----
Investment Grade Bond Fund................................  $  62,500  $  15,625   $       0    $       0
Capital Growth Fund.......................................  $  62,500  $  15,625   $       0    $       0
Value Income Stock Fund...................................  $  62,500  $  15,625   $       0    $       0
Mid-Cap Equity Fund*......................................  $  62,500  $  15,625   $       0    $       0
International Equity Fund.................................  $  11,066      *       $       0        *


------------

 * Not in operation.


THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement").


The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (as defined in the Distribution Agreement) or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. No compensation is paid to the Distributor under the Distribution Agreement.


TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise noted, the principal business address for each officer listed below is Oaks, Pennsylvania 19456.



DANIEL S. GOODRUM (7/11/26) -- Trustee -- 48 Cayuga Road, Fort Lauderdale, Florida 33308. Chairman & CEO, SunBank/South Florida, N.A., 1985-1991; Chairman, Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.



WILTON LOONEY (4/18/19) -- Trustee -- 2999 Circle 75 Parkway, Atlanta, Georgia 30339. President, Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Rollins, Inc.; RPC Energy Services, Inc.



CHAMPNEY A. MCNAIR (10/30/24) - Trustee* - 1405 Trust Co. of Georgia Building, Atlanta, Georgia 30303. Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.



F. WENDELL GOOCH (12/3/32) -- Trustee -- P.O. Box 190, Paoli, Indiana 47454. President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981-1997, President, H & W Distribution, Inc. since July 1984. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and STI Classic Funds.


------------

* Champney A. McNair and Jesse S. Hall may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.

T. GORDY GERMANY (11/28/25) -- Trustee -- 17 Windy Point, Alexander City, Alabama 35010. Retired President, Chairman, and CEO of Crawford & Company, held these positions 1973-1987. Member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently Currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.



DR. BERNARD F. SLIGER (9/30/24) -- Trustee -- Florida State University, The  Gus
A. Stavros Center, 250 South Woodward Avenue, Tallahassee, Florida 32306-4035. Currently on sabbatical leave from Florida State University (1991-1992); now serves as visiting professor at the University of New Orleans. President of Florida State University, 1976-91; previous 4 years EVP and Chief Academic Officer. During educational career, taught at Florida State, Michigan State,
Louisiana State and Southern University. Spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.



JESSE HALL (9/26/29) -- Trustee* -- 988 Winall Down Road, NE, Atlanta, Georgia 30318. Executive Vice President, SunTrust Banks, Inc., 1985-1994; Director of Crawford & Company since 1979; Member, Atlanta Estate Planning Council, 1988-1993.



DAVID G. LEE (4/16/52) -- President, Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.



STEPHEN G. MEYER (7/12/65) -- Controller, Chief Financial Officer -- Vice President & Controller of SEI Corporation since 1994, Director, Internal Audit and Risk Management, SEI Corporation, 1992-1994. Senior Associate, Coopers & Lybrand, 1990-1992. Internal Audit, Vanguard Group of Investment Prior to 1992.



RICHARD W. GRANT (10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP (law firm). Counsel to the Trust, Administrator and Distributor.



SANDRA K. ORLOW (10/18/53) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1983.



KEVIN P. ROBINS (4/15/61) -- Vice President, Assistant Secretary -- Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.



KATHRYN L. STANTON (11/19/58) -- Vice President, Assistant Secretary -- Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) 1989-1994.



TODD CIPPERMAN (01/14/66) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.



BARBARA A. NUGENT (06/18/56) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker, Biddle & Reath (law firm). Assistant Vice President/Administration, Delaware Service Company, Inc., 1992-1993. Assistant Vice President of Operations, Delaware Service Company, Inc., 1988-1992.



MARC H. CAHN (06/19/57) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1996. Associate General Counsel, Barclays Bank PLC, 1995-1996. ERISA counsel, First Fidelity Bancorporation, 1994-1995. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.


------------

* Champney A. McNair and Jesse S. Hall may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.

JOHN H. GRADY, JR. (6/1/61) -- Assistant Secretary -- 1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995. Associate, Morgan, Lewis & Bockius LLP, 1993-1995. Associate, Ropes & Gray (law firm), 1988-1993.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


For the period from the commencement of operations to the fiscal year ended December 31, 1996, the Trustees received the following compensation from the
Trust:



                                                      PENSION OR
                                        AGGREGATE     RETIREMENT
                                      COMPENSATION     BENEFITS       ESTIMATED
                                          FROM        ACCRUED AS       ANNUAL               TOTAL COMPENSATION
                                       REGISTRANT    PART OF FUND   BENEFITS UPON    FROM REGISTRANT AND FUND COMPLEX
NAME OF PERSON AND POSITION            FOR FYE 96      EXPENSES      RETIREMENT        PAID TO DIRECTORS FOR FYE 96
------------------------------------  -------------  -------------  -------------  ------------------------------------
T. Gordy Germany, Trustee...........    $   2,000      $       0      $       0    $    13,500 for services on 2 boards
F. Wendell Gooch, Trustee...........    $   2,000      $       0      $       0    $    13,500 for services on 2 boards
Daniel S. Goodrum, Trustee..........    $   2,000      $       0      $       0    $    16,000 for services on 2 boards
Jesse S. Hall, Trustee..............    $   2,000      $       0      $       0    $    13,500 for services on 2 boards
Wilton Looney, Trustee..............    $   2,000      $       0      $       0    $    13,500 for services on 2 boards
Champney McNair, Trustee............    $   2,000      $       0      $       0    $    13,500 for services on 2 boards
Bernard F. Sliger, Trustee..........    $   2,000      $       0      $       0    $    13,500 for services on 2 boards


COMPUTATION OF YIELD

From time to time, a Fund may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year period and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

    Yield = 2[(a-b/cd + 1)6 - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments in which a Fund invests, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

CALCULATION OF TOTAL RETURN

From time to time, a Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

    P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

From time to time, the Trust may include the names of clients of the Advisor in advertisements and/or sales literature for the Trust. The SEI Funds Evaluation database tracks the total return of numerous tax-exempt pension accounts. The range of returns in these accounts determines the percentile rankings. STI has been in

B-15
the top 1% of the SEI Funds Evaluation database for equity managers over the past ten years. SEI's database includes research data on over 1,000 investment managers responsible for over $450 billion in assets.


For the 30-day period ended December 31, 1996, yields on the Funds were as follows:



FUND                                                                       YIELD
--------------------------------------------------------------------  ---------------
Investment Grade Bond Fund..........................................         5.78%
Capital Growth Fund.................................................         0.79%
Value Income Stock Fund.............................................         2.42%
Mid-Cap Equity Fund.................................................         0.42%
International Equity Fund...........................................        N/A



Based on the foregoing, the average annual total returns for the Funds from commencement of operations through December 31, 1996 was as follows:



                                                            AVERAGE ANNUAL TOTAL RETURN
                                                           -----------------------------
FUND                                                        ONE YEAR    SINCE INCEPTION
---------------------------------------------------------  -----------  ----------------
Investment Grade Bond Fund...............................       2.29%         4.83%
Capital Growth Fund......................................      23.75%        25.21%
Value Income Stock Fund..................................      18.64%        21.37%
Mid-Cap Equity Fund......................................      16.05%        15.56%
International Equity Fund................................       *             1.70%**


------------

 * Not a full year of operations.


** Cumulative, not annualized.


PURCHASE AND REDEMPTION OF SHARES


Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange ("NYSE") is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, the Administrator and/or the Custodian are not open for business.


Certain state securities laws may require those financial institutions providing certain distribution services to the Trust to register as dealers pursuant to state law.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is determined at the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), each business day the NYSE is open. Net asset value per share is calculated for purchases and redemptions of Shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of Shares of that Fund

B-16
outstanding. The net asset value per share of each Fund is determined each business day at the close of business.

The securities of the Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


TAXES
FEDERAL INCOME TAX



In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Funds must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year from must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months, (iii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.



Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the on-year period ending on October 31 of that calendar year, plus certain other amounts.



Any gain or loss recognized on a sale or redemption of Shares of a Fund by a Shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.


STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN TAXES



Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.



A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may effect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.


FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE


The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.


The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Advisor, brokerage business to brokers or dealers who provide brokerage and research

B-18
services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


Consistent with the Conduct Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.



It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Advisor, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Advisor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker-dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the period from the commencement of operations to the fiscal year ended December 31, 1996, the Funds paid the following brokerage commissions with respect to portfolio transactions:


                                                                          TOTAL $ AMOUNT                          % OF TOTAL
                          TOTAL $     TOTAL $ AMOUNT OF                      BROKERED          % OF TOTAL          BROKERED
                         AMOUNT OF        BROKERAGE      TOTAL $ AMOUNT    TRANSACTIONS         BROKERAGE        TRANSACTIONS
                         BROKERAGE    COMMISSIONS PAID    OF BROKERED    EFFECTED THROUGH   COMMISSIONS PAID   EFFECTED THROUGH
                        COMMISSIONS     TO AFFILIATED     TRANSACTIONS      AFFILIATED        TO AFFILIATED       AFFILIATED
                            PAID         BROKERS IN            IN           BROKERS IN         BROKERS FOR        BROKERS FOR
PORTFOLIO                  FY 96            FY 96            FY 96             FY 96              FY 96              FY96
----------------------  ------------  -----------------  --------------  -----------------  -----------------  -----------------
Investment Grade Bond
 Fund.................   $      332       $       0      $  238,737,000      $       0          $       0          $       0
Capital Growth Fund...   $   48,683       $       0      $  735,266,384      $       0          $       0          $       0
Value Income Stock
 Fund.................   $   68,004       $       0      $  562,829,735      $       0          $       0          $       0
Mid-Cap Equity Fund...   $   35,536       $       0      $  445,352,134      $       0          $       0          $       0
International Equity
 Fund.................   $    1,566       $       0      $      710,288      $       0          $       0

                            TOTAL
                          BROKERAGE
                         COMMISSIONS
                         PAID TO SFS
                        IN CONNECTION
                            WITH
                         REPURCHASE
                          AGREEMENT
                        TRANSACTIONS
                             FOR
PORTFOLIO                   FY 96
----------------------  -------------
Investment Grade Bond
 Fund.................    $     332
Capital Growth Fund...    $   1,051
Value Income Stock
 Fund.................    $     773
Mid-Cap Equity Fund...    $     547
International Equity
 Fund.................    $       0



For the fiscal year ended December 31, 1995, the Funds paid the following brokerage fees:



                                                                      TOTAL $ AMOUNT OF BROKERAGE
                                      TOTAL $ AMOUNT OF BROKERAGE   COMMISSIONS PAID TO AFFILIATES
PORTFOLIO                              COMMISSIONS PAID IN 1995                 IN 1995
------------------------------------  ---------------------------  ---------------------------------
Investment Grade Bond Fund..........           $       0                       $       0
Capital Growth Fund.................           $   3,745                       $       0
Value Income Stock Fund.............           $   5,587                       $       0
Mid-Cap Equity Fund.................           $   3,973                       $       0
International Equity Fund...........               *                               *


------------

* Not in operation.



For the period from the commencement of operations to the fiscal years ended December 31, 1995 and 1996, the portfolio turnover rate for each of the Funds was as follows:



FUND                                                             1996        1995
------------------------------------------------------------  ----------  ----------
Investment Grade Bond Fund..................................     303.30%     108.55%
Capital Growth Fund.........................................     148.48%       8.05%
Value Income Fund...........................................      79.80%       7.17%
Mid-Cap Equity Fund.........................................     139.60%      13.29%
International Equity Fund...................................          0%      *


------------

* Not in operation.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.


5% AND 25% SHAREHOLDERS


As of April 18, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.


INVESTMENT GRADE BOND FUND


Glenbrook Life and Annuity Company                            911,434.2620
98.83%
Attn: Financial Control Dept. N4A
P.O. Box 94040
Palatine, IL 60094-4040



CAPITAL GROWTH FUND



Glenbrook Life and Annuity Company                           2,591,157.5600
100.00%
Attn: Financial Control Dept. N4A
P.O. Box 94040
Palatine, IL 60094-4040



VALUE INCOME STOCK FUND



Glenbrook Life and Annuity Company                           3,377,748.2920
100.00%
Attn: Financial Control Dept. N4A
P.O. Box 94040
Palatine, IL 60094-4040



MID-CAP EQUITY FUND



Glenbrook Life and Annuity Company                           1,431,630.9110
100.00%
Attn: Financial Control Dept. N4A
P.O. Box 94040
Palatine, IL 60094-4040

INTERNATIONAL EQUITY FUND



Glenbrook Life and Annuity Company                            504,668.5560
100.00%
Attn: Financial Control Dept. N4A
P.O. Box 94040
Palatine, IL 60094-4040



LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants to the Trust, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

--------------------------------------------------------------------------------

 CAPITAL GROWTH FUND

   --------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
   --------------------------------------------------------------------------
COMMON STOCK -- 86.9%
AIRCRAFT -- 3.9%
  Allied Signal                                             1,000    $        48
  Boeing                                                      400             31
  Textron                                                     300             20
  United Technologies                                         500             47
                                                                     -----------
    Total Aircraft                                                           146
                                                                     -----------
AUTOMOTIVE -- 0.8%
  General Motors                                              600             32
                                                                     -----------
BANKS -- 4.2%
  H.F. Ahmanson                                               600             16
  Bank of Boston                                              600             28
  Bank South                                                  400             12
  Chase Manhattan                                             500             30
  First Interstate                                            100             14
  Integra Financial                                           400             25
  Signet Banking                                              700             16
  Summit Bancorporation                                       500             16
                                                                     -----------
    Total Banks                                                              157
                                                                     -----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.2%
  Capital Citites/ABC                                         400             49
  Tele-Communications,
    Class A*                                                1,300             26
  Viacom, Class B*                                          1,000             47
                                                                     -----------
    Total Broadcasting, Newspapers & Advertising
                                                                             122
                                                                     -----------
BUILDING & CONSTRUCTION -- 0.8%
  Foster Wheeler                                              300             13
  Halliburton                                                 300             15
                                                                     -----------
    Total Building & Construction                                             28
                                                                     -----------
CHEMICALS -- 3.0%
  Air Products & Chemicals                                    500             26
  Dow Chemical                                                200             14
  DuPont (E.I.) de Nemours                                    800             56
  Praxair                                                     500             17
                                                                     -----------
    Total Chemicals                                                          113
COMMUNICATIONS EQUIPMENT -- 2.4%
  ITT*                                                        500             26
  ITT Industries*                                             500             12
  Motorola                                                    800             46
  Scientific-Atlanta                                          500              8
                                                                     -----------
    Total Communications Equipment                                            92
                                                                     -----------
COMPUTERS & SERVICES -- 5.2%
  Cisco Systems                                               200             15
  Computer Sciences*                                          200             14

   --------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
   --------------------------------------------------------------------------
  Digital Equipment*                                          300    $        20
  General Motors, Class E                                     600             31
  Hewlett Packard                                             300             25
  International Business Machines                             600             55
  Microsoft*                                                  400             35
                                                                     -----------
    Total Computers & Services                                               195
                                                                     -----------
CONTAINERS & PACKAGING -- 0.4%
  Newell                                                      600             16
                                                                     -----------
DRUGS -- 9.8%
  Abbott Labs                                                 700             29
  Allergan                                                    500             16
  American Home Products                                      200             19
  Amgen*                                                      600             36
  Bristol-Myers Squibb                                        400             34
  Bush Boake Allen*                                           500             14
  Johnson & Johnson                                           400             34
  Merck                                                       500             33
  Pfizer                                                      400             25
  Schering Plough                                             300             16
  SmithKline Beecham                                        1,200             67
  Upjohn                                                      500             19
  Warner Lambert                                              300             29
                                                                     -----------
    Total Drugs                                                              371
                                                                     -----------
ELECTRICAL & ELECTRONIC PRODUCTS -- 2.6%
  Emerson Electric                                            500             41
  General Electric                                            800             57
                                                                     -----------
    Total Electrical & Electronic Products                                    98
                                                                     -----------
ENVIRONMENTAL SERVICES -- 1.0%
  Wheelabrator Technologies                                   700             12
  WMX Technologies                                            800             24
                                                                     -----------
    Total Environmental Services                                              36
                                                                     -----------
ENTERTAINMENT -- 1.2%
  Carnival                                                  1,900             46
                                                                     -----------
FINANCIAL SERVICES -- 1.9%
  Federal Home Loan Mortgage Corporation                      600             50
  ITT Hartford Group*                                         500             24
                                                                     -----------
    Total Financial Services                                                  74
                                                                     -----------
FOOD, BEVERAGE & TOBACCO -- 7.7%
  Campbell Soup                                               300             18
  CPC International                                           300             21
  Coca Cola                                                   400             30
  ConAgra                                                     400             17
  General Mills                                               300             17

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1995

 CAPITAL GROWTH FUND --CONTINUED

   --------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
   --------------------------------------------------------------------------
  Hershey Foods                                               200    $        13
  Kellogg                                                     200             15
  PepsiCo                                                     500             28
  Philip Morris                                               900             81
  RJR Nabisco                                                 500             15
  Sara Lee                                                  1,100             35
                                                                     -----------
    Total Food, Beverage & Tobacco                                           290
                                                                     -----------
HOUSEHOLD PRODUCTS -- 4.0%
  American Standard*                                          900             25
  Gillette                                                    800             42
  Procter & Gamble                                          1,000             83
                                                                     -----------
    Total Household Products                                                 150
                                                                     -----------
INSURANCE -- 4.6%
  American International Group                                200             18
  Chubb                                                       300             29
  General Re Corporation                                      400             62
  MGIC Investment                                             400             22
  Travelers                                                   700             44
                                                                     -----------
    Total Insurance                                                          175
                                                                     -----------
LEISURE PRODUCTS -- 0.8%
  Mattel                                                    1,000             31
                                                                     -----------
MACHINERY -- 3.0%
  Deere                                                       400             14
  General Signal                                            1,400             45
  Tyco Labs                                                 1,500             54
                                                                     -----------
    Total Machinery                                                          113
                                                                     -----------
MEDICAL PRODUCTS & SERVICES -- 3.6%
  Columbia/HCA Healthcare                                   1,000             51
  Cordis*                                                     200             20
  Healthsouth Rehabilitation*                                 600             17
  Medtronic                                                   300             17
  Tenet Healthcare*                                           800             17
  Varian Associates                                           300             14
                                                                     -----------
    Total Medical Products & Services                                        136
                                                                     -----------
METALS AND MINING -- 0.8%
  Aluminum Company of America                                 200             10
  Molten Metal Technology*                                    600             20
                                                                     -----------
    Total Metals & Mining                                                     30
                                                                     -----------
   --------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
   --------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES -- 0.6%
  First Data                                                  200    $        13
  Oracle Systems*                                             200              9
                                                                     -----------
    Total Miscellaneous Business Services                                     22
                                                                     -----------
PETROLEUM & FUEL PRODUCTS -- 1.9%
  Exxon                                                       200             16
  Occidental Petroleum                                      1,000             21
  Schlumberger                                                300             21
  Union Texas Petroleum Holdings                              600             12
                                                                     -----------
    Total Petroleum & Fuel Products                                           70
                                                                     -----------
PETROLEUM REFINING -- 4.6%
  Amoco                                                       300             22
  Atlantic Richfield                                          300             33
  Chevron                                                     700             37
  Kerr-McGee                                                  300             19
  Phillips Petroleum                                          500             17
  Texaco                                                      300             24
  Unocal                                                      800             23
                                                                     -----------
    Total Petroleum Refining                                                 175
                                                                     -----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 2.1%
  Eastman Kodak                                               600             40
  Xerox                                                       300             41
                                                                     -----------
    Total Photographic Equipment & Supplies
                                                                              81
                                                                     -----------
PRINTING & PUBLISHING -- 0.2%
  American Greetings, Class A                                 300              8
                                                                     -----------
RAILROADS -- 1.9%
  Burlington Northern Santa Fe                                200             16
  Conrail                                                     300             21
  Union Pacific                                               500             33
                                                                     -----------
    Total Railroads                                                           70
                                                                     -----------
RETAIL -- 4.6%
  Barnes & Noble*                                             400             12
  Federated Department Stores*                                500             14
  Home Depot                                                  900             43
  Kroger*                                                     500             19
  Marriott International                                      800             30
  Office Depot*                                               700             14

--------------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
   --------------------------------------------------------------------------
  Wal-Mart Stores                                           1,200    $        27
  Wendy's International                                       700             15
                                                                     -----------
    Total Retail                                                             174
                                                                     -----------
RUBBER & PLASTIC -- 0.7%
  Goodyear Tire & Rubber                                      600             27
                                                                     -----------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.6%
  AMP                                                         800             31
  Intel                                                       500             28
                                                                     -----------
    Total Semi-Conductors/Instruments                                         59
                                                                     -----------
STEEL & STEEL WORKS -- 0.5%
  Worthington Industries                                      900             19
                                                                     -----------
TELEPHONES &
   TELECOMMUNICATION -- 2.0%
  Alltel                                                      600             18
  AT&T                                                        900             58
                                                                     -----------
    Total Telephones & Telecommunication
                                                                              76
                                                                     -----------
WHOLESALE -- 1.3%
  Arrow Electronics*                                          600             26
  Sysco                                                       800             26
                                                                     -----------
    Total Wholesale                                                           52
                                                                     -----------
Total Common Stock
   (Cost $3,088,684)                                                       3,284
                                                                     -----------


   --------------------------------------------------------------------------
                                                        SHARES
                                                                       MARKET
                                                                     VALUE (000)
   --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.7%
  Lehman Brothers Incorporated,
    5.54%, dated 12/29/95, matures 01/02/96,
    repurchase price $666,534 (collateralized by
    U.S. Treasury Note, par value $675,655,
    5.625%, maturity date 10/31/97, market value
    $686,530)                                         $       667    $       667
                                                                     -----------
Total Repurchase Agreements
   (Cost $666,534)                                                           667
                                                                     -----------
Total Investments -- 104.6%
   (Cost $3,755,218)                                                       3,951
                                                                     -----------
OTHER ASSETS AND LIABILITIES -- (4.6%)
Total Other Assets and Liabilities                                          (173)
                                                                     -----------
NET ASSETS:
  Portfolio shares (unlimited authorization - no
    par value) based on 354,566 outstanding shares
    of beneficial interest 3,595
  Accumulated realized loss on investments                                   (13)
  Unrealized appreciation on investments                                     196
Total Net Asset: -- 100%                                             $     3,778
                                                                     -----------
                                                                     -----------
Net Asset Value, Offering Price and Redemption
   Price Per Share                                                   $     10.66
                                                                     -----------
                                                                     -----------

* NON-INCOME PRODUCING SECURITY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1995

 INVESTMENT GRADE BOND FUND

   --------------------------------------------------------------------------
                                                      FACE AMOUNT      MARKET
                                                         (000)       VALUE (000)
   --------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 91.6%
  U.S. Treasury Note
    8.880%, 02/15/99                                  $    1,000     $     1,102
    5.750%, 08/15/03                                         400             405
    7.880%, 11/15/04                                       1,000           1,157
  U.S. Treasury Bond
    8.130%, 08/15/19                                         150             189
                                                                     -----------
Total U.S. Treasury Obligations
   (Cost $2,783,310)                                                       2,853
                                                                     -----------
REPURCHASE AGREEMENTS -- 3.9%
  Lehman Brothers Incorporated,
    5.54%, dated 12/29/95, matures 01/02/96,
    repurchase price $121,934 (collateralized by
    U.S. Treasury Note, par value $123,601,
    5.625%, maturity date 10/31/97, market value
    $125,592)                                                123             123
                                                                     -----------
Total Repurchase Agreements
   (Cost $121,934)                                                           123
                                                                     -----------

   --------------------------------------------------------------------------
                                                      FACE AMOUNT      MARKET
                                                         (000)       VALUE (000)
   --------------------------------------------------------------------------
CASH EQUIVALENT -- 2.6%
  SEI Liquid Asset Trust Prime Money Market           $       80     $        80
                                                                     -----------
Total Cash Equivalent
   (Cost $80,368)                                                             80
                                                                     -----------
Total Investments -- 98.1%
   (Cost $2,985,612)                                                       3,056
                                                                     -----------
OTHER ASSETS AND LIABILITIES -- 1.9%
Total Other Assets and Liabilities                                            59
                                                                     -----------
NET ASSETS:
  Portfolio shares (unlimited authorization -- no
    par value) based on 304,027 outstanding shares
    of beneficial interest                                                 3,045
  Unrealized appreciation on investments                                      70
                                                                     -----------
Total Net Assets: -- 100%                                            $     3,115
                                                                     -----------
                                                                     -----------
Net Asset Value, Offering Price and Redemption
   Price Per Share                                                   $     10.25
                                                                     -----------
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS FOR THE PERIOD FROM INCEPTION THROUGH DECEMBER 31, 1995

                                                                        VALUE INCOME   AGGRESSIVE      CAPITAL       INVESTMENT
                                                                         STOCK FUND    GROWTH FUND   GROWTH FUND     BOND FUND
                                                                        ------------   -----------   ------------   ------------
                                                                         10/02/95-*    10/02/95-*     10/02/95-*     10/02/95-*
                                                                          12/31/95      12/31/95       12/31/95       12/31/95
                                                                        ------------   -----------   ------------   ------------
Investment Income:
  Interest Income.....................................................    $        6     $      20     $       10     $       40
  Dividend Income.....................................................            24             4             11             --
                                                                        ------------   -----------   ------------   ------------
      Total Investment Income.........................................            30            24             21             40
                                                                        ------------   -----------   ------------   ------------
Expenses:
Investment Advisory Fees..............................................             6             8              8              5
  Investment Advisory Fees Waived.....................................            (6)           (8)            (8)            (5)
  Reimbursement from Advisor..........................................           (30)          (29)           (29)           (32)
  Administrator Fees..................................................            16            16             16             16
  Custody Fees........................................................             1             1              1              1
  Transfer Agent Fees.................................................             3             3              3              3
  Professional Fees...................................................            10            10             10             10
  Trustee Fees........................................................            --            --             --             --
  Registration Fees...................................................             1             1              1              1
  Printing Expenses...................................................             3             3              3              3
  Insurance and Other Fees............................................             1             1              1              1
  Amortization of Deferred Organization Costs.........................             2             2              2              2
                                                                        ------------   -----------   ------------   ------------
      Total Expenses..................................................             7             8              8              5
                                                                        ------------   -----------   ------------   ------------
        Net Investment Income (Loss)..................................            23            16             13             35
                                                                        ------------   -----------   ------------   ------------
  Net Realized Gain (Loss) on Securities Sold.........................             5             9            (13)            --
  Net Unrealized Appreciation on Investments:.........................           197            66            196             70
                                                                        ------------   -----------   ------------   ------------
        Net Realized and Unrealized Gain on Investments...............           202            75            183             70
                                                                        ------------   -----------   ------------   ------------
Increase in Net Assets from Operations................................    $      225     $      91     $      196     $      105
                                                                        ------------   -----------   ------------   ------------
                                                                        ------------   -----------   ------------   ------------

Amounts designated as "-- " are either $0 or have been rounded to $0.
* Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS FOR THE PERIOD FROM INCEPTION THROUGH DECEMBER 31, 1995

                                                                                       INVESTMENT
                                      VALUE INCOME     AGGRESSIVE        CAPITAL          GRADE
                                       STOCK FUND      GROWTH FUND     GROWTH FUND      BOND FUND
                                      -------------   -------------   -------------   -------------
                                       10/02/95-*      10/02/95-*      10/02/95-*      10/02/95-*
                                        12/31/95        12/31/95        12/31/95        12/31/95
                                      -------------   -------------   -------------   -------------
Operations:
  Net Investment Income.............   $       23      $       16       $     13        $     35
  Net Realized Gain (Loss) on
    Investments.....................            5               9            (13)             --
  Net Change in Unrealized
    Appreciation on Investments.....          197              66            196              70
                                      -------------   -------------   -------------   -------------
      Increase in Net Assets from
       Operations...................          225              91            196             105
                                      -------------   -------------   -------------   -------------
Distributions to Shareholders:
  Net Investment Income:............          (23)            (16)           (13)            (35)
  Capital Gains:....................           --              --             --              --
                                      -------------   -------------   -------------   -------------
      Total Distributions...........          (23)            (16)           (13)            (35)
                                      -------------   -------------   -------------   -------------
Capital Transactions:
  Proceeds from Shares Issued.......        3,790           3,318          3,582           3,010
  Reinvestment of Cash
    Distributions...................           23              16             13              35
  Cost of Shares Repurchased........           --              --             --              --
                                      -------------   -------------   -------------   -------------
  Increase in Net Assets from Share
    Transactions....................        3,813           3,334          3,595           3,045
                                      -------------   -------------   -------------   -------------
      Total Increase in Net
       Assets.......................        4,015           3,409          3,778           3,115
                                      -------------   -------------   -------------   -------------
Net Assets:
  Beginning of Period...............           --              --             --              --
                                      -------------   -------------   -------------   -------------
  End of Period.....................   $    4,015      $    3,409       $  3,778        $  3,115
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------
Shares Issued and Redeemed:
  Shares Issued.....................          374             330            354             301
  Shares Issued in Lieu of Cash
    Distributions...................            2               2              1               3
  Shares Redeemed...................           --              --             --              --
                                      -------------   -------------   -------------   -------------
      Net Share Transactions........          376             332            355             304
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------

Amounts designated as "-- " are either $0 or have been rounded to $0. *Commencement of operations.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS FOR THE PERIOD FROM INCEPTION THROUGH DECEMBER 31, 1995
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     NET       NET REALIZED AND
                              NET ASSET VALUE     INVESTMENT   UNREALIZED GAINS    DISTRIBUTIONS FROM       DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD     INCOME      ON INVESTMENTS    NET INVESTMENT INCOME   REALIZED CAPITAL GAINS
                            -------------------   ----------   ----------------   ---------------------   ----------------------
VALUE INCOME STOCK FUND
                 1995(1)          $10.00            $ 0.06          $ 0.67               $(0.06)                  $   --
AGGRESSIVE GROWTH FUND
                 1995(1)          $10.00            $ 0.05          $ 0.27               $(0.05)                  $   --
CAPITAL GROWTH FUND
                 1995(1)          $10.00            $ 0.04          $ 0.66               $(0.04)                  $   --
INVESTMENT GRADE BOND FUND
                 1995(1)          $10.00            $ 0.13          $ 0.25               $(0.13)                  $   --

(1)   Commenced operations on October 2, 1995.
 *   Annualized
 +   Cumulative since inception.
Amounts designated as "-- " are either zero or rounded to zero.

--------------------------------------------------------------------------------

                                                                                                     RATIO OF
                                                                                RATIO TO          NET INVESTMENT
                                                            RATIO OF           EXPENSES TO       INCOME (LOSS) TO
NET ASSET             NET ASSETS        RATIO OF         NET INVESTMENT    AVERAGE NET ASSETS       NET ASSETS       PORTFOLIO
VALUE END   TOTAL       END OF        EXPENSES TO          INCOME TO       (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
OF PERIOD   RETURN   PERIOD (000)  AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
---------  --------  ------------  ------------------  ------------------  -------------------  -------------------  --------

 $10.67      7.31%+        4,015         0.95%*              2.98%*               5.72%*              (1.79)%*         7.17%
 $10.27      3.19%+        3,409         1.15%*              2.22%*               6.34%*              (2.97)%*        13.29%
 $10.66      6.96%+        3,778         1.15%*              1.69%*               6.18%*              (3.34)%*         8.05%
 $10.25      3.68%+        3,115         0.75%*              5.04%*               6.05%*              (0.26)%*       108.55%

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDSDECEMBER 31, 1995

1.  ORGANIZATION:
    The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Trust Act of 1940, as amended, as an open-end management investment Trust with four funds: the Capital Growth Fund, the Value Income Stock Fund, the Aggressive Growth Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price.

    Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

    FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities held by the Investment Grade Bond and the Equity Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

    NET ASSET VALUE PER SHARE--The net asset value per share of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the respective class of the Fund. The offering price per share for the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

    OTHER--Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Equity Funds are declared and paid quarterly to shareholders. Any net realized capital gains are distributed to shareholders at least annually. Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

    USE OF ESTIMATE--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3.  ADMINISTRATION AND DISTRIBUTION AGREEMENTS
    The Trust and SEI Financial Management Corporation (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated

May 29, 1995. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Trust) of:
 .10% up to $1 billion, .07% on the next $4 billion, .05% on the next $3 billion, .045% on the next $2 billion, and .04% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 29, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Financial Services Company ("the Distributor") are parties to a Distribution Agreement dated May 29, 1995. The Distributor receives no fees for its services under this agreement.

4.  INVESTMENT ADVISORY AGREEMENT
    Investment advisory services are provided to the Trust by STI Capital Management, N.A. ("STI Capital"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80% and 1.15% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fundand Aggressive Growth Fund, respectively.

SunTrust Bank, Atlanta acts as Custodian for all the Funds. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5.  ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
    Organizational costs have been capitalized by the Trust and are being amortized on a straight line basis over a maximum of sixty months following commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.
Certain officers of the Trust are also officers of the Administrator and/or SEI Financial Services Company (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

6.  INVESTMENT TRANSACTIONS
    The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the period ended December 31, 1995 were as follows:

                                                              U.S. GOVT.   U.S. GOVT.
                                     PURCHASES      SALES      PURCHASES      SALES
                                       (000)        (000)        (000)        (000)
                                    -----------  -----------  -----------  -----------
Investment Grade Bond Fund........   $   2,791    $  --       $    2,791   $   --
Capital Growth Fund...............       3,323          222       --           --
Value Income Stock Fund...........       3,626          209       --           --
Aggressive Growth Fund............       3,085          267       --           --

    The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1995 was as follows:

                                                      NET UNREALIZED
                         APPRECIATED    DEPRECIATED   APPRECIATION --
                         SECURITIES     SECURITIES    (DEPRECIATION)
                            (000)          (000)           (000)
                        -------------  -------------  ---------------
Investment Grade Bond
 Fund.................    $      70      $       0       $      70
Capital Growth Fund...          231             35             196
Value Income Stock
 Fund.................          230             33             197
Aggressive Growth
 Fund.................          148             82              66

    At December 31, 1995 the Capital Growth Fund had $10,224 available realized capital losses to offset future net capital gains.

7.  CONCENTRATION OF CREDIT RISK:
    The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments. The following is a summary of credit quality ratings for securities held by the Fund at December 31, 1996:

                                               % OF PORTFOLIO
MOODY'S                                             VALUE
--------------------------------------------  -----------------
US Government Securities....................           93.38%
Repurchase Agreements.......................            6.62%
                                              -----------------
                                                         100%
                                              -----------------
                                              -----------------


                                               % OF PORTFOLIO
S & P                                               VALUE
--------------------------------------------  -----------------
US Government Securities....................           93.38%
Repurchase Agreements.......................            6.62%
                                              -----------------
                                                         100%
                                              -----------------
                                              -----------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
 STI Classic Variable Trust:

    We have audited the accompanying statements of net assets of the Value Income Stock, Aggressive Growth, Capital Growth, and Investment Grade Bond Funds of the STI Classic Variable Trust (the "Trust") as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Income Stock, Aggressive Growth, Capital Growth, and Investment Grade Bond Funds of the STI Classic Variable Trust as of December 31, 1995, the results of their operations, changes in their net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Philadelphia, Pa.
    February 9, 1996

                           PART C: OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS:


(a)  Financial Statements

     Part A:  Financial Highlights

     Part B: The Registrant's audited Financial Statements for the Investment Grade Bond Fund, Capital Growth Fund, Value Income Fund, Mid-Cap Equity Fund and International Fund for the fiscal year ended December 31, 1996, including Arthur Andersen LLP's report thereon are filed herewith. The Financial Statements included are:
       Statement of Net Assets
       Schedule of Investments
       Statement of Assets and Liabilities
       Statement of Operations
       Statement of Changes in Net Assets
       Financial Highlights
       Notes to Financial Statements

(b)  Additional Exhibits
     1       Agreement  and Declaration of Trust of the Registrant (incorporated herein by reference to Post-Effective  Amendment No. 1 filed  April
             2, 1996).
     2       By-Laws  of  the Registrant  (incorporated  herein by  reference to
             Post-Effective Amendment No. 1 filed April 2, 1996).
     3       Not applicable.
     4       Not applicable.
     5       Investment  Advisory  Agreement  between  the  Registrant  and  STI
             Capital  Management,  N.A.,  dated August  18,  1995, (incorporated herein by reference to Post-Effective  Amendment No. 1 filed  April
             2, 1996).
     6       Distribution  Agreement  between the  Registrant and  SEI Financial
             Services Company, dated  August 18, 1995,  (incorporated herein  by reference to Post-Effective Amendment No. 1 filed April 2, 1996).
     7       Not applicable.
     8(a)    Custodian  Agreement  between  the  Registrant  and  SunTrust Bank,
             Atlanta, dated August 18,  1995, (incorporated herein by  reference to Post-Effective Amendment No. 1 filed April 2, 1996).
     8(b)    Custody  Agreement with Bank of  New York incorporated by reference to Post-Effective Amendment No. 2 filed August 21, 1996.
     9(a)    Administration Agreement between the  Registrant and SEI  Financial
             Management  Corporation, dated August 18, 1995 (incorporated herein by reference  to  Post-Effective Amendment  No.  1 filed  April  2,
             1996).
     9(b)    Form of Participation Agreement among the Registrant, SEI Financial
             Services Company, Glenbrook Life and Annuity Company, dated October
             2,   1995  (incorporated  herein  by  reference  to  Post-Effective
             Amendment No. 1 filed April 2, 1996).
     9(c)    Agreement for Shareholder Recordkeeping between the Registrant  and
             Federated  Services  Company,  dated August  2,  1995 (incorporated herein by reference to Post-Effective  Amendment No. 1 filed  April
             2, 1996).
     10      Opinion   of   Counsel,  (incorporated   herein  by   reference  to
             Post-Effective Amendment No. 1 filed April 2, 1996).
     11      Consent of Independent Public Accountants, filed herewith.

     12      Not applicable.
     13      Not applicable.
     14      Not applicable.
     15      Not applicable.
     16      Performance Calculations.
     17      Not applicable.
     18      Not applicable.
     24      Powers of attorney, filed herewith.
     27      Financial Data Schedules, filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

See the Prospectuses and the Statement of Additional Information regarding the Registrant's control relationships. The Administrator is a subsidiary of SEI Corporation, which also controls the distributor of the Registrant, SEI
Financial Services Company, other corporations engaged in providing various financial and recordkeeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES:


The number of record holders of each class as of April 18, 1997:



                                                                    NUMBER OF
FUND                                                              RECORD HOLDERS
----------------------------------------------------------------  --------------
Investment Grade Bond Fund......................................           3
Capital Growth Fund.............................................           3
Value Income Stock Fund.........................................           3
Mid-Cap Equity Fund.............................................           3
International Equity Fund.......................................           3


ITEM 27.  INDEMNIFICATION:

Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal executive officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

                                          NAME OF            CONNECTION WITH
               NAME                    OTHER COMPANY          OTHER COMPANY
----------------------------------  -------------------  -----------------------
STI CAPITAL MANAGEMENT
Anthony R. Gray                             --                     --
Chairman & Chief Investment
 Officer
James Wood                                  --                     --
President
Elliott A. Perny                            --                     --
Executive Vice President & Chief
 Portfolio Manager
Stuart F. Van Arsdale                       --                     --
Senior Vice President
Jonathan D. Rich                            --                     --
Director
Robert Buhrmann                             --                     --
Senior Vice President
Larry M. Cole                               --                     --
Senior Vice President
L. Earl Denney                              --                     --
Senior Vice President
Thomas A. Edgar                             --                     --
Senior Vice President
Daniel G. Shannon                           --                     --
Senior Vice President
Ronald Schwartz                             --                     --
Vice President
Ryan R. Burrow                      Catalina Lighting    Director/25% owner
Vice President
Mills A. Riddick                            --                     --
Senior Vice President
Christopher A. Jones                        --                     --
Vice President
Michael R. Scoffone                         --                     --
Vice President
David E. West                               --                     --
Vice President
Dan Jaworski                                --                     --
Vice President

ITEM 29.  PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.


SEI Daily Income Trust                              July 15, 1982
SEI Liquid Asset Trust                              November 29, 1982
SEI Tax Exempt Trust                                December 3, 1982
SEI Index Funds                                     July 10, 1985
SEI Institutional Managed Trust                     January 22, 1987
SEI International Trust                             August 30, 1988
Stepstone Funds                                     January 30, 1991
The Advisors' Inner Circle Fund                     November 14, 1991
The Pillar Funds                                    February 28, 1992
CUFUND                                              May 1, 1992
STI Classic Funds                                   May 29, 1992
CoreFunds, Inc.                                     October 30, 1992
First American Funds, Inc.                          November 1, 1992
First American Investment Funds, Inc.               November 1, 1992
The Arbor Fund                                      January 28, 1993
1784 Funds-Registered Trademark-                    June 1, 1993
The PBHG Funds, Inc.                                July 16, 1993
Marquis Funds-Registered Trademark-                 August 17, 1993
Morgan Grenfell Investment Trust                    January 3, 1994
The Achievement Funds Trust                         December 27, 1994
Bishop Street Funds                                 January 27, 1995
CrestFunds, Inc.                                    March 1, 1995
ARK Funds                                           November 1, 1995
Monitor Funds                                       January 11, 1996
FMB Funds, Inc.                                     March 1, 1996
SEI Asset Allocation Trust                          April 1, 1996
Turner Funds                                        April 28, 1996
SEI Institutional Investments Trust                 June 14, 1996
First American Strategy Funds, Inc.                 October 1, 1996
HighMark Funds                                      February 15, 1997
Armada Funds                                        March 8, 1997


SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                                                                                POSITIONS AND OFFICES
          NAME               POSITION AND OFFICE WITH UNDERWRITER                  WITH REGISTRANT
-------------------------  -----------------------------------------  -----------------------------------------
Alfred P. West, Jr.        Director, Chairman & Chief Executive                          --
                            Officer
Henry H. Greer             Director, President & Chief Operating                         --
                            Officer
Carmen V. Romeo            Director, Executive Vice President &                          --
                            Treasurer
Gilbert L. Beebower                           --                      Executive Vice President

                                                                                POSITIONS AND OFFICES
          NAME               POSITION AND OFFICE WITH UNDERWRITER                  WITH REGISTRANT
-------------------------  -----------------------------------------  -----------------------------------------
Richard B. Lieb                               --                      Executive Vice President, President --
                                                                       Investment Services Division
Leo J. Dolan, Jr.                             --                      Senior Vice President
Carl A. Guarino                               --                      Senior Vice President
Jerome Hickey              Senior Vice President                                         --
Larry Hutchison                               --                      Senior Vice President
Steven Kramer                                 --                      Senior Vice President
David G. Lee               Senior Vice President                      President & Chief Executive Officer
William Madden                                --                      Senior Vice President
Jack May                   Senior Vice President                                         --
A. Keith McDowell          Senior Vice President                                         --
Dennis J. McGonigle        Senior Vice President                                         --
Hartland J. McKeown        Senior Vice President                                         --
Barbara J. Moore                              --                      Senior Vice President
James V. Morris                               --                      Senior Vice President
Steven Onofrio             Senior Vice President                                         --
Kevin P. Robins            Senior Vice President, General Counsel &                   Secretary
                            Vice President & Assistant Secretary
Robert Wagner                                 --                      Senior Vice President
Patrick K. Walsh                              --                      Senior Vice President
Kenneth Zimmer                                --                      Senior Vice President
Robert Aller                                  --                      Vice President
Marc H. Cahn               Vice President & Assistant Secretary       Vice President & Assistant Secretary
Gordon W. Carpenter        Vice President                                                --
Todd Cipperman             Vice President & Assistant Secretary       Vice President & Assistant Secretary
Robert Crudup                                 --                      Vice President & Managing Director
Ed Daly                                       --                      Vice President
Jeff Drennen               Vice President                                                --
Mick Duncan                Vice President and Team Leader                                --
Vic Galef                  Vice President & Managing Director                            --
Kathy Heilig               Vice President                                                --
Michael Kantor                                --                      Vice President
Samuel King                Vice President                                                --
Kim Kirk                   Vice President & Managing Director                            --
Donald H. Korytowski       Vice President                                                --
John Krzeminski                               --                      Vice President & Managing Director
Robert S. Ludwig                              --                      Vice President and Team Leader
Vicki Malloy               Vice President and Team Leader                                --
Carolyn McLaurin           Vice President & Managing Director                            --
W. Kelso Morrill                              --                      Vice President
Barbara A. Nugent          Vice President & Assistant Secretary       Vice President & Assistant Secretary
Sandra K. Orlow            Vice President & Assistant Secretary       Vice President & Assistant Secretary
Donald Pepin               Vice President & Managing Director                            --
Larry Pokora               Vice President                                                --

                                                                                POSITIONS AND OFFICES
          NAME               POSITION AND OFFICE WITH UNDERWRITER                  WITH REGISTRANT
-------------------------  -----------------------------------------  -----------------------------------------
Kim Rainey                 Vice President                                                --
Paul Sachs                 Vice President                                                --
Mark Samuels               Vice President & Managing Director                            --
Steve Smith                Vice President                                                --
Daniel Spaventa                               --                      Vice President
Kathryn L. Stanton         Vice President & Assistant Secretary       Vice President & Assistant Secretary
Wayne M. Withrow           Vice President & Managing Director                            --
William Zawaski                               --                      Vice President
James Dougherty                               --                      Director of Brokerage Services


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:


        The Bank of New York                   SunTrust Bank, Atlanta
        One Wall Street                        Park Place
        New York, NY 10286                     P.O. Box 105504
                                               Atlanta, GA 30348


(b)/(c)   With respect to Rules  31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:


       SEI Investments Company
       Oaks, PA 19456


(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

       STI Capital Management, N.A.
       P.O. Box 3808
       Orlando, FL 32802

ITEM 31.  MANAGEMENT SERVICES:  None

ITEM 32.  UNDERTAKINGS:

Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.


Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders, upon request and without charge.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for STI Classic Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 28th day of April, 1997.


                                    STI CLASSIC VARIABLE TRUST

                                    By:             /s/ DAVID G. LEE
                                         ---------------------------------------
                                                 David G. Lee, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following person in the capacity on the dates indicated.


                   *
----------------------------------------  Trustee               April 28, 1997
            F. Wendell Gooch

                   *
----------------------------------------  Trustee               April 28, 1997
           Daniel S. Goodrum

                   *
----------------------------------------  Trustee               April 28, 1997
             Jesse S. Hall

                   *
----------------------------------------  Trustee               April 28, 1997
             Wilton Looney

                   *
----------------------------------------  Trustee               April 28, 1997
           Champney A. McNair

                   *
----------------------------------------  Trustee               April 28, 1997
            T. Gordy Germany

                   *
----------------------------------------  Trustee               April 28, 1997
         Dr. Bernard F. Sliger

          /s/ STEPHEN G. MEYER
----------------------------------------  Controller            April 28, 1997
            Stephen G. Meyer

            /s/ DAVID G. LEE              President & Chief
----------------------------------------   Executive Officer    April 28, 1997
              David G. Lee

*By:  /s/ DAVID G. LEE
----------------------------------------
             DAVID G. LEE,
           POWER OF ATTORNEY

                           STI CLASSIC VARIABLE TRUST
                                 EXHIBIT INDEX



NAME                                                                       EXHIBIT
----------------------------------------------------------------------  -------------
Agreement and Declaration of Trust of the Registrant (incorporated herein by reference to Post-Effective Amendment No. 1 filed April 2,
 1996)................................................................       EX-99.B1
By-Laws of the Registrant (incorporated herein by reference to
 Post-Effective Amendment No. 1 filed April 2, 1996)..................       EX-99.B2
Not applicable........................................................       EX-99.B3
Not applicable........................................................       EX-99.B4
Investment Advisory Agreement between the Registrant and STI Capital
 Management, N.A., dated August 18, 1995, (incorporated herein by
 reference to Post-Effective Amendment No. 1 filed April 2, 1996).....       EX-99.B5
Distribution Agreement between the Registrant and SEI Financial
 Services Company, dated August 18, 1995, (incorporated herein by
 reference to Post-Effective Amendment No. 1 filed April 2, 1996).....       EX-99.B6
Not applicable........................................................       EX-99.B7
Custodian Agreement between the Registrant and SunTrust Bank, Atlanta, dated August 18, 1995, (incorporated herein by reference to
 Post-Effective Amendment No. 1 filed April 2, 1996)..................       EX-99.B8
Administration Agreement between the Registrant and SEI Financial
 Management Corporation, dated August 18, 1995, (incorporated herein by reference to Post-Effective Amendment No. 1 filed April 2,
 1996)................................................................      EX-99.B91
Form of Participation Agreement among the Registrant, SEI Financial
 Services Company, Glenbrook Life and Annuity Company, dated October
 2, 1995, (incorporated herein by reference to Post-Effective
 Amendment No. 1 filed April 2, 1996).................................      EX-99.B92
Agreement for Shareholder Recordkeeping between the Registrant and
 Federated Services Company, dated August 2, 1995, (incorporated herein by reference to Post-Effective Amendment No. 1 filed April 2,
 1996)................................................................      EX-99.B93
Opinion of Counsel, (incorporated herein by reference to
 Post-Effective Amendment No. 1 filed April 2, 1996)..................      EX-99.B10
Consent of Independent Public Accountants, filed herewith.............      EX-99.B11
Not applicable........................................................      EX-99.B12
Not applicable........................................................      EX-99.B13
Not applicable........................................................      EX-99.B14
Not applicable........................................................      EX-99.B15
Performance Calculations..............................................      EX-99.B16
Not applicable........................................................      EX-99.B17
Not applicable........................................................      EX-99.B18
Powers of attorney, filed herewith....................................      EX-99.B24
Financial Data Schedules, filed herewith
  Capital Growth Fund.................................................        EX-27.1
  Value Income Fund...................................................        EX-27.2
  Mid-Cap Equity Fund.................................................        EX-27.3
  Investment Grade Bond Fund..........................................        EX-27.4
  International Equity Fund...........................................        EX-27.5